EXHIBIT 23.03

                                SCANA CORPORATION




INDEPENDENT AUDITORS' CONSENT



     We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-49333 on Form S-8, Registration
Statements  No.  333-18973  and No.  333-87281  on  Forms  S-8 and  Registration
Statements No. 333-86803 and No. 333-90073 on Forms S-3 of our report dated March 13, 2000 appearing in this Annual Report on Form 10-K/A of SCANA Corporation Stock Purchase-Savings Plan for the year ended December 31, 1999.





s/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Columbia, South Carolina
April  24, 2000